J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated November 26, 2013 to the

Prospectuses and Summary Prospectuses dated November 1, 2013

At a meeting held November 19 - 21, 2013, the Board of Trustees of JPMorgan Trust I approved the limited offering of the JPMorgan Mid Cap Core Fund and the JPMorgan Mid Cap Equity Fund, as well as the merger of the JPMorgan Mid Cap Core Fund into the JPMorgan Mid Cap Equity Fund, as described below.

Limited Offering

Effective as of the close of business on January 3, 2014 (the “Closing Date”), the JPMorgan Mid Cap Core Fund and the JPMorgan Mid Cap Equity Fund (each, a “Fund”) will be publicly offered on a limited basis.

After the Closing Date, investors will not be eligible to purchase shares of each Fund, except as described below. In addition, both before and after the Closing Date, each Fund may from time to time, in its sole discretion based on that Fund’s net asset levels and other factors, limit new purchases into a Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares:

•

Shareholders of record of each Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in that Fund;

•	Shareholders of record of each Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans), which have a Fund available to participants on or before the Closing Date, may continue to open accounts for new participants in that Fund and purchase additional shares in existing participant accounts. New group employer benefit plans, including 401(k), 403(b) and 457 plans and health savings account programs (and their successor, related and affiliated plans), may also establish new accounts with a Fund, provided the new plans have approved and selected that Fund as an investment option by the Closing Date and the plan has also been accepted for investment by that Fund and its distributor by the Closing Date. Accounts under the new plans may be funded subsequent to the Closing Date, but no later than January 31, 2015;

•

Approved discretionary fee-based advisory programs, in which the program’s sponsor has full authority to make investment changes without approval from the shareholder, may continue to utilize a Fund for new and existing program accounts. These programs must be accepted for continued investment by the particular Fund and its distributor by the Closing Date. Other fee-based advisory programs may continue to utilize a Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date;

•

Approved brokerage programs where a Fund is currently included in a model portfolio may continue to utilize that Fund for new and existing program accounts. The same Fund must also be included in the Financial Intermediary’s discretionary fee-based advisory program to be approved. These programs must be accepted for continued investment by the particular Fund and its distributor by the Closing Date.

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund;

•

Section 529 college savings plans currently utilizing a Fund may do so for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of that Fund.

•	In addition, shareholders of the JPMorgan Mid Cap Core Fund will receive shares of the JPMorgan Mid Cap Equity Fund upon completion of the Fund merger described below.

If all shares of a Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will

SUP-MCCMCE-1113

be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in a Fund. The foregoing restrictions, however, do not apply to participants in eligible group employer benefit plans and accounts in approved discretionary fee-based advisory programs and Section 529 college savings plans.

If a Fund receives a purchase order directly from an investor who is not eligible to purchase shares of that Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

Each Fund reserves the right to change these policies at any time.

Fund Merger

The Board of Trustees of JPMorgan Trust I has also approved the merger of JPMorgan Mid Cap Core Fund (the “Acquired Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). This Fund merger was recommended by the Funds’ adviser, J.P. Morgan Investment Management Inc. (“JPMIM”),, and the Funds’ administrator, JPMorgan Funds Management, Inc. (“JPMFM”), in an effort to eliminate overlapping product offerings. After determining that (1) participation in the merger is in the best interests of the Funds and (2) the interests of the shareholders of each Fund will not be diluted as a result of the merger, the Board approved the merger.

JPMIM, JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Funds, have contractually committed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the net expense level for each class of shares of the Acquiring Fund following the merger (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) at the level in effect prior to the merger for each acquired class of the Acquired Fund. These contractual fee waivers and/or expense reimbursements will stay in effect until October 31, 2016 for the Acquiring Fund, but there is no guarantee such waivers/reimbursements will be continued after that time. Upon completion of the merger, shareholders of the Acquired Fund will receive shares of the same class of the Acquiring Fund as they held in the Acquired Fund. After the merger is completed, the new Acquiring Fund shareholders will be subject to the limited offering requirements described above. Furthermore, the merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

Completion of the merger is subject to a number of conditions, but shareholders of the Acquired Fund are not required to approve the merger. Existing Acquired Fund shareholders will receive an information statement describing in detail both the proposed merger and the Acquiring Fund, and summarizing the Board’s considerations in approving the merger.

When the merger is completed, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the merger. The merger is expected to close on March 7, 2014 or on such other date as the parties to the merger shall agree.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE